UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2017

Edge Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000
Berkeley Heights, NJ 07922
(800) 208-3343
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition

On November 1, 2017, Edge Therapeutics, Inc. issued a press release announcing its financial results for the three months ended September 30, 2017. A copy of that press release and the financial schedules attached thereto is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   The information in this Item 2.02, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Andrew Saik as Chief Financial Officer

The Board of Directors (the “Board”) of Edge Therapeutics, Inc. (the “Edge”) has appointed Andrew Saik, 48, to the position of Chief Financial Officer, effective as of October 31, 2017 (the “Appointment Date”). Mr. Saik replaces Albert N. Marchio, II who has acted as Edge’s Chief Accounting and Administrative Officer and Chief Financial Officer on an interim basis since March 10, 2016.  Mr. Marchio has resigned as Edge’s interim Chief Financial Officer and will continue his role as Edge’s Chief Accounting and Administrative Officer on the Appointment Date.

Mr. Saik most recently served as Chief Financial Officer of Vertice Pharma from November 2015 to July 2017.  Mr. Saik served as Senior Vice President, Finance and Treasurer at Auxilium Pharmaceuticals Inc. (f/k/a Endo Health Solutions Inc.) (“Auxilium”) from August 2014 to January 2015, where he was responsible for internal and external reporting, global consolidations of M&A transactions, cash management, debt financing and risk management. During his tenure at Auxilium, he helped complete the $1.6 billion acquisition of Paladin Labs and refinance $3 billion in debt in a new corporate structure.  Prior to Auxilium, Mr. Saik served in senior financial management roles with progressive responsibility at Valeant Pharmaceuticals International (f/k/a ICN Pharmaceuticals Inc.) (“Valeant”) from January 2001 to July 2002, most recently as its Senior Vice President, Finance.  In this post, he served as the overall finance lead for the acquisition and integration of the Johnson & Johnson and Sanofi-Aventis dermatology business units in the U.S. and Canada, enabling Valeant to build the largest dermatology business in North America. Previously at Valeant, he was Chief Financial Officer of the $1.5 billion Specialty Pharmaceuticals Division which included the U.S., Canada and Australia. Earlier in his career, Mr. Saik was a finance manager and analyst at Nexgenix, Inc. from October 1999 to January 2001 and the Atlantic Richfield Corporation from June 1996 to October 1999. He holds a Master of Business Administration from the University of Southern California and a Bachelor of Arts from the University of California, Los Angeles.

In connection with his appointment, Edge entered into an at-will Executive Employment Agreement with Mr. Saik as Chief Financial Officer (the “Employment Agreement”), Mr. Saik will receive an annual salary of $370,000, which may be increased, decreased or stay the same, depending on Mr. Saik’s performance and the performance of Edge (the “Base Salary”).

Under his Employment Agreement, Mr. Saik is eligible to earn an annual discretionary performance-based bonus, with a target bonus opportunity equal to 45% of the Base Salary, as determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”); provided that Mr. Saik remains employed with Edge on the last day of the relevant performance period. During his employment, Mr. Saik will be eligible to be granted equity awards by Edge, as may be determined by the Board or the Compensation Committee.

The Employment Agreement may be terminated by Edge with or without Cause, one the one hand, or by Mr. Saik with or without Good Reason or upon his death or termination by reason of a Disability, on the other hand (as these terms are defined in the Employment Agreement).  In the event that Mr. Saik’s employment is terminated (a) by Edge other than for Cause, death or Disability or (b) upon his resignation with Good Reason, Mr. Saik will be entitled to certain severance payments and benefits, including an amount equal to his Base Salary plus (i) certain Accrued Obligations through the Date of Termination (as these terms are defined in the Employment Agreement) and (ii) 12 months of COBRA premium reimbursement in exchange for his execution of a release of claims against Edge.

Under the Employment Agreement, Mr. Saik is also entitled to participate in the employee benefit plans, policies, practices and arrangements and is eligible for the same number of holidays and vacation days, in each case as are generally allowed to other similarly situated executives of Edge.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(e)

Equity Grant to Andrew Saik

The Compensation Committee granted Mr Saik non-qualified stock options to purchase 200,000 shares of Edge’s common stock pursuant to the inducement grant exception under NASDAQ Rule 5635(c)(4) and not pursuant to Edge’s 2014 Equity Incentive Plan or any other equity incentive plan of Edge (the “Options”). The grant is effective as of November 1, 2017 (“Grant Date”). The Options were granted as an inducement material to Mr. Saik’s acceptance of employment with Edge.

The Options have an exercise price equal to the closing price of Edge’s common stock on the closing price of Edge’s common stock as reported by NASDAQ on the Grant Date.  The Options will vest over a period of 4 years, with 25% vesting on October 31, 2018, which is one year following Mr. Saik’s date of hire and the remaining 75% vesting in 36 equal monthly installments thereafter, subject to continued service to Edge through each vesting date and subject to acceleration or forfeiture upon the occurrence of certain events as set forth in Mr. Saik’s option agreement.

Item 8.01   Other Events.

On November 1, 2017, Edge issued a press release announcing the financial results for the third quarter ended September 30, 2017 and the appointment of Mr. Saik as Chief Financial Officer. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

Exhibit Number	Description
10.1	Executive Employment Agreement by and between Andrew Saik and Edge entered into as of October 31, 2017.

99.1	Press release dated November 1, 2017.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement by and between Andrew Saik and Edge entered into as of October 31, 2017.

99.1	Press release dated November 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2017	Edge Therapeutics, Inc.

	By:	/s/ Albert N. Marchio II
		Name:	Albert N. Marchio II
		Title:	Chief Accounting and Administrative Officer